                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549
                                 FORM 8-K/A


                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                              -----------


           Date of Report (Date of earliest event reported):


                    June 11, 2003 (April 1, 2003)
              -----------------------------------------

                    CRIIMI MAE FINANCIAL CORPORATION
       (Exact name of registrant as specified in its charter)




    Maryland                  33-94694                    52-1931369
  (State of                 (Commission                (IRS Employer
 incorporation)             File Number)              Identification No.)


  11200 Rockville Pike, Rockville, Maryland        20852
  -----------------------------------------    ---------------
  (Address of principal executive offices)       (Zip Code)


                             (301) 816-2300
  ----------------------------------------------------------------
         (Registrant's telephone number, including area code)


  ----------------------------------------------------------------
   (Former name or former address, if changed since last report)

                     Exhibit Index is on Page 4

Explanatory Note: This Form 8-K/A amends the Form 8-K, dated April 15, 2003, of CRIIMI MAE Financial Corporation (the "Company") to report that certain balances previously reported on the Report to Mortgage Certificateholders, enclosed as Exhibit 20.1, for the payment date April 1, 2003 have been corrected. The amounts reflecting the Scheduled Principal and Principal Prepayments have been corrected. Previously, the Principal Prepayments were reported as Scheduled Principal. The Net Principal Distribution remains unchanged. The Interest Amount has also been corrected; however, the Net Interest Distribution Including Prepayment Penalty changed by less than $1.00. There was no change in the Principal Payable or Interest Payable on the Bonds. Corresponding balances in the Supplemental Loan Level remittance and delinquency information have also been corrected.


     Item 5.  Other Events
               ------------
     Attached hereto is the corrected Report to Mortgage Certificateholders for the payment date April 1, 2003, concerning CRIIMI MAE Financial Corporation's 7.00% Collateralized Mortgage Obligations due January 1, 2033.


     Item 7.  Financial Statements and Exhibits
              ---------------------------------

     Exhibit 20.1 CRIIMI MAE Financial Corporation 7.00% Collateralized Mortgage Obligations due January 1, 2033, Report to Mortgage Certificateholders dated April 1, 2003.

                                S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CRIIMI MAE Financial Corporation


 Date: June 11, 2003                  /s/Brian L. Hanson
 -------------------                  -----------------------------
                                      Brian L. Hanson
                                      Its:  Senior Vice President
                                            Mortgage Servicing

                     Index to Exhibits



Exhibit No.                Description                                 Page
-----------                -----------                                 ----
20.1                       CRIIMI MAE                                   5
                           Financial Corporation
                           7.00% Collateralized
                           Mortgage
                           Obligations due
                           January 1, 2033,
                           Report to Mortgage
                           Certificateholders
                           dated April 1, 2003

Exhibit 20.1
------------
U.S. Bank                                 Payment Date:  April 1, 2003
U.S. Bank Corporate Trust Services        Record Date:   March 20, 2003
Trustee's Report to Certificateholders

Contents

Principal and Interest Details      6     Delinquency                   7
Balance Information                 6     Other Information             8
                                          Supplemental Loan Level remittance
                                          and delinquency information   9

Report Sections                   Preparer
---------------                   --------
Distribution Date Statement       Trustee

U.S. Bank Information Delivery Vehicles
------------------------------------------
Web Site:                                 http://corporatetrust.statestreet.com
For other information delivery requests:  ct-information.delivery@usbank.com

Deal-Specific Contacts
----------------------
Account Officer (trustee and paying agent
    questions):                               Daniel Scully    (617) 603-6407
Account Administrator (analytics and
    collateral questions):                    Jason Soulia     (617) 603-6437
Servicer        CRIIMI MAE                    Michael Lindsay  (301) 255-0683

Rating Agency Contacts
----------------------
Fitch IBCA, Inc.                        Moody's Investors Service
One State Street Plaza                  99 Church Street
New York, New York  10004               New York, New York  10007
(212) 908-0500                          (212) 553-0300

Standard & Poor's Rating Services
55 Water Street
New York, New York  10041
(212) 438-2430

Disclaimer Notice
-----------------

This report has been prepared by, or is based on information furnished to U.S. Bank Corporate Trust Services ("US Bank") by, one or more third parties (e.g. Servicers, Master Servicer, etc.) and U.S. Bank has not independently verified information received from or prepared by any such third party. U.S. Bank shall not and does not undertake responsibility for the accuracy, completeness, or sufficiency of this report or the information contained herein for any purpose, and U.S. Bank makes no representations or warranties with respect thereto. The information in this report is presented here with the approval of the Issuer solely as a convenience for the user, and should not be relied upon without further investigation by any user contemplating an investment decision with respect to the related securities.

CRIIMI MAE Financial Corporation
7.00% Collateralized Mortgage Obligations
Payment Date:  April 1, 2003

Principal Distribution Detail

                            Scheduled                 Principal           FHA Insurance          Realized          Net Principal
                            Principal                Prepayments            Proceeds              Losses           Distribution
                           ------------              ------------         -------------          --------          -------------
FHA Mortgages              $  26,390.51              $      0.00       $      0.00               $   0.00          $   26,390.51
GNMA                       $  46,231.68              $975,355.12              N/A                $   0.00          $1,021,586.80
Total                      $  72,622.19              $975,355.12       $      0.00               $   0.00          $1,047,977.31

Interest Distribution Detail
                                                                                                           Net Int. Dist.
                                                     Interest                Interest Strip                Incl. Prepay
                                                      Amount                     Amount                        Penalty
                                                   -------------             -------------                 --------------
FHA Mortgages                                      $  218,739.26             $   22,201.50                 $   196,537.76
GNMA                                               $  268,818.24                       N/A                 $   268,818.24
Total                                              $  487,557.50             $   22,201.50                 $   465,356.00

Interest Payable on Bonds
                                         Beginning                Interest             Interest               Additional
                                          Balance               Rate (Fixed)            Payable             Interest Payable
                                      ---------------           ------------          -----------           ----------------
                                      $ 63,046,535.89                  7.00%          $367,771.46       $        0.00

Balance Information
-------------------
Principal Balance of Collateral
                                                   Actual Beginning               Actual Principal            Actual Ending
                                                       Balance                         Payable                    Balance
                                                   ----------------               ----------------           ---------------
FHA Mortgages                                      $  29,666,587.42               $   26,390.51              $ 29,640,196.91
GNMA                                               $  40,251,584.40               $1,021,586.80              $ 39,229,997.60
Total                                              $  69,918,171.82               $1,047,977.31              $ 68,870,194.51

Principal Balance of Bonds
                                                      Beginning                     Principal                    Ending
                                                       Balance                       Payable                     Balance
                                                   ---------------                --------------             ---------------
                                                   $ 63,046,535.89                $1,047,977.31              $ 61,998,558.58

CRIIMI MAE Financial Corporation
7.00% Collateralized Mortgage Obligations
Payment Date:  April 1, 2003

Delinquent Mortgage Loans

                                          One Month       Two Months       Three Months+          Foreclosures
                                        --------------    -----------      -------------          ------------
Number                                              0               0                  2                    0
Scheduled Ending Principal Balance      $        0.00    $       0.00      $        0.00         $       0.00
Actual Ending Principal Balance         $        0.00    $       0.00      $   66,730.70         $       0.00


Delinquent Mortgage Loans Detail

                                                                                    Actual
                                                                                    Stated
                                      Months                   Loan                Principal                Status of
                                    Delinquent                Number                Balance                Foreclosure
                                   -------------             ---------           --------------            -----------
                                   Assigned to HUD            158925             $    35,837.38                 N/A
                                   Assigned to HUD            158926             $    30,893.32                 N/A
                                                                                 $    66,730.70
Liquidations

                                Loan              Nature of            Final Recovery                FHA            Realized
                               Number            Liquidation            Determination              Proceeds           Loss
                               ------            -----------           --------------              --------         --------


CRIIMI MAE Financial Corporation
7.00% Collateralized Mortgage Obligations
Payment Date:  April 1, 2003

P&I Advances

Aggregate P&I Advances                                              $0.00
Aggregate unreimbursed P&I Advances                                 $0.00
Interest on P&I Advances paid to Master Servicer                    $0.00
Interest accrued on unreimbursed P&I Advances                       $0.00

Realized Losses

Aggregate Realized Losses incurred                                  $0.00

Fees

                       Master                          Trustee
                    Servicing Fee                        Fee
                    -------------                     ---------

FHA Mortgages       $    1,236.11                     $  222.50
GNMA                $    1,677.15                     $  301.89
Total               $    2,913.26                     $  524.39

CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  April 1, 2003

                                                                                                    Scheduled          Actual
                                            Maturity     Note       Net     Pass-thru     I/O       Beginning         Beginning
Loan No.    Property Name                     Date       Rate      Rate        Rate       Rate       Balance           Balance
--------    -------------                   --------    ------    ------    ---------   --------  --------------    --------------
086-15001   Austin Hewitt House - II        01/01/31     9.500%    9.250%     9.191%      0.875%     227,368.91        227,368.91
086-43027   Austin Hewitt House Expansion   01/01/31    10.750%   10.500%    10.441%      1.500%   1,044,720.69      1,044,720.69
117-43049   Bell Avenue Nursing Home        09/01/31    11.000%   10.580%    10.521%      2.455%   1,816,145.85      1,816,145.85
072-43092   Centralia Fireside              10/01/32     9.125%    8.625%     8.566%      0.125%      35,837.38         35,837.38
072-43093   Centralia Friendship            11/01/32     9.000%    8.500%     8.441%      0.000%      30,893.32         30,893.32
052-43041   Devlin Manor                    10/01/32    10.000%    9.950%     9.891%      1.200%   5,499,752.23      5,499,752.23
016-43064   Eastgate Nursing                07/01/33     9.625%    9.250%     9.191%      1.250%   1,742,461.16      1,742,461.16
083-10013   Guardian Court Apts             06/01/34     8.750%    8.625%     8.566%      2.000%   2,146,243.79      2,146,243.79
073-14001   Harborside Apartments           02/01/19    10.250%   10.150%    10.091%      2.025%   2,018,050.28      2,018,050.28
117-43048   Southern Oaks Nursing Home      01/01/31    11.000%   10.375%    10.316%      1.375%   2,371,134.36      2,371,134.36
000-43043   Stoddard Baptist Nursing Home   03/01/27     8.000%    7.900%     7.841%      0.000%   8,754,713.53      8,754,713.53
121-35818   Woodcreek Apartments            10/01/26     7.250%    7.125%     7.066%      0.000%   3,979,265.63      3,979,265.63
                                                                                                 --------------   ---------------
            FHA Subtotal                    11/23/28      9.11%     8.93%      8.87%       0.90%  29,666,587.13     29,666,587.13


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  April 1, 2003

                                            Scheduled      Actual        Scheduled      Actual     Scheduled    Actual Net
                                              P & I        P & I         Principal     Principal    Interest     Interest
Loan No.    Property Name                    (Gross)       (Net)          Payment       Payment     Payment      Payment
--------    -------------                   ---------   ------------   ------------  ------------  -----------  -----------
086-15001   Austin Hewitt House - II         1,938.08       1,890.72         138.08        138.08     1,752.64     1,752.64
086-43027   Austin Hewitt House Expansion    9,855.73       9,638.08         496.77        496.77     9,141.31     9,141.31
117-43049   Bell Avenue Nursing Home        17,409.23      16,773.59         761.24        761.24    16,012.35    16,012.35
072-43092   Centralia Fireside              22,822.81           0.00           0.00          0.00       257.58         0.00
072-43093   Centralia Friendship            21,974.50           0.00           0.00          0.00       218.83         0.00
052-43041   Devlin Manor                    48,350.87      48,121.73       2,519.62      2,519.62    45,602.11    45,602.11
016-43064   Eastgate Nursing                14,776.18      14,231.66         800.19        800.19    13,431.47    13,431.47
083-10013   Guardian Court Apts             16,739.55      16,515.99       1,089.86      1,089.86    15,426.13    15,426.13
073-14001   Harborside Apartments           21,421.99      21,253.83       4,184.49      4,184.49    17,069.34    17,069.34
117-43048   Southern Oaks Nursing Home      22,808.19      21,573.22       1,072.79      1,072.79    20,500.43    20,500.43
000-43043   Stoddard Baptist Nursing Home   68,388.21      67,658.66      10,023.46     10,023.46    57,635.20    57,635.20
121-35818   Woodcreek Apartments            29,345.41      28,930.90       5,304.01      5,304.01    23,626.89    23,626.89
                                          -----------   ------------    -----------   -----------  -----------  -----------
            FHA Subtotal                   295,830.75     246,588.38      26,390.51     26,390.51   220,674.28   220,197.87


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  April 1, 2003

                                                                                                                          Paid in
                                         Interest              WL/NIS         Scheduled        Actual     Delinquency      Full
Loan No.    Property Name                 Strip               Interest        Ending Bal.    Ending Bal.    Status        Amount
--------    -------------              -------------        -------------    ------------   -----------   ----------      -------
086-15001   Austin Hewitt House - II          165.79           1,586.85       227,230.83      227,230.83
086-43027   Austin Hewitt House Expansion   1,305.90           7,835.41     1,044,223.92    1,044,223.92
117-43049   Bell Avenue Nursing Home        3,715.53          12,296.82     1,815,384.61    1,815,384.61
072-43092   Centralia Fireside                  0.00               0.00        35,837.38       35,837.38  Assigned to HUD
072-43093   Centralia Friendship                0.00               0.00        30,893.32       30,893.32  Assigned to HUD
052-43041   Devlin Manor                    5,499.75          40,102.36     5,497,232.61    5,497,232.61
016-43064   Eastgate Nursing                1,815.06          11,616.41     1,741,660.97    1,741,660.97
083-10013   Guardian Court Apts             3,577.07          11,849.05     2,145,153.93    2,145,153.93
073-14001   Harborside Apartments           3,405.46          13,663.88     2,013,865.79    2,013,865.79
117-43048   Southern Oaks Nursing Home      2,716.92          17,783.51     2,370,061.57    2,370,061.57
000-43043   Stoddard Baptist Nursing Home       0.00          57,635.20     8,744,690.07    8,744,690.07
121-35818   Woodcreek Apartments                0.00          23,626.89     3,973,961.62    3,973,961.62
                                       -------------         ----------    -------------   -------------
            FHA Subtotal                   22,201.50         197,996.37    29,640,196.62   29,640,196.62


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  April 1, 2003

                                                                                                     Scheduled            Actual
                                              Maturity   Note      GNMA     Pass-thru   Interest     Beginning          Beginning
Loan No.    Property Name                       Date     Rate      Rate        Rate    Strip Rate     Balance            Balance
--------    -------------                     --------   ------    ------   ---------  ----------  -------------     -------------
364007      Baptist Retirement System         06/15/18   8.250%    8.000%     7.941%                2,770,413.85      2,770,413.85
364008      Bellhaven Nursing Center          12/15/31   8.625%    8.375%     8.316%               13,740,396.92     13,740,396.92
385399      Capital Crossing Apts             05/15/21   7.980%    7.730%     7.671%                9,529,123.29      9,529,123.29
383725      Elwood Gardens                    06/15/29   8.150%    7.875%     7.816%                2,468,450.65      2,468,450.65
382271      Fox Hills Apartments              05/15/24   8.700%    8.250%     8.191%                  911,714.60        911,714.60
332150      Koh Apartments                    02/15/28   8.250%    8.000%     7.941%                  976,340.75        976,340.75
391963      Marshall House                    06/15/34   8.250%    8.000%     7.941%                1,288,922.01      1,288,922.01
318504      Plaza Apartments                  11/15/30   8.000%    7.750%     7.691%                1,231,122.63      1,231,122.63
400387      Regal Ridge Apartments            04/15/35   8.250%    8.000%     7.941%                4,324,304.07      4,324,304.07
365647      The Rebecca Apartments            03/15/34   8.500%    8.250%     8.191%                3,010,793.79      3,010,793.79
                                                                                                 ---------------   ---------------
            GNMA Subtotal                     10/01/29    8.33%     8.07%      8.01%     0.00%     40,251,582.56     40,251,582.56

            Total                             05/01/29    8.66%     8.44%      8.38%     0.38%     69,918,169.69     69,918,169.69


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  April 1, 2003

                                             Scheduled        Actual        Scheduled        Actual        Scheduled    Actual Net
                                               P & I          P & I         Principal       Principal       Interest    Interest
Loan No.    Property Name                     (Gross)         (Net)          Payment         Payment        Payment     Payment
--------    -------------                    ---------     ------------     ----------      ----------     ----------   -----------
364007      Baptist Retirement System        26,719.70        26,142.53       7,673.10        7,673.10      18,469.43    18,469.43
364008      Bellhaven Nursing Center        107,805.31       104,942.76       9,046.24        9,046.24      95,896.52    95,896.52
385399      Capital Crossing Apts            82,749.62        80,764.40      19,380.96       19,380.96      61,383.44    61,383.44
383725      Elwood Gardens                   19,003.15        18,437.47       2,238.26        2,238.26      16,199.21    16,199.21
382271      Fox Hills Apartments              7,854.81         7,512.92       1,244.88        1,244.88       6,268.04     6,268.04
332150      Koh Apartments                    7,697.96         7,494.55         985.61          985.61       6,508.94     6,508.94
391963      Marshall House                    9,590.88         9,322.36         729.55          729.55       8,592.81     8,592.81
318504      Plaza Apartments                  9,215.81         8,959.33       1,008.33        1,008.33       7,951.00     7,951.00
400387      Regal Ridge Apartments           32,002.70        31,101.80       2,273.11        2,273.11      28,828.69    28,828.69
365647      The Rebecca Apartments           22,978.10        22,350.85       1,651.64        1,651.64      20,699.21    20,699.21
                                           -----------    -------------   ------------    ------------    -----------  -----------
            GNMA Subtotal                   325,618.04       317,028.96      46,231.68       46,231.68     270,797.28   270,797.28

            Total                           621,448.79       563,617.34      72,622.19       72,622.19     491,471.56   490,995.15



CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  April 1, 2003

                                                                                                                        Paid in
                                         Interest       WL/NIS         Scheduled           Actual      Delinquency       Full
Loan No.    Property Name                 Strip        Interest      Ending Balance    Ending Balance     Status        Amount
--------    -------------              -------------  -----------    --------------    --------------  -----------    ----------
364007      Baptist Retirement System                                  2,762,740.75      2,762,740.75
364008      Bellhaven Nursing Center                                  13,731,350.68     13,731,350.68
385399      Capital Crossing Apts                                      9,509,742.33      9,509,742.33
383725      Elwood Gardens                                             2,466,212.39      2,466,212.39
382271      Fox Hills Apartments                                         910,469.72        910,469.72
332150      Koh Apartments                                                     0.00              0.00                 975,355.12
391963      Marshall House                                             1,288,192.46      1,288,192.46
318504      Plaza Apartments                                           1,230,114.30      1,230,114.30
400387      Regal Ridge Apartments                                     4,322,030.96      4,322,030.96
365647      The Rebecca Apartments                                     3,009,142.15      3,009,142.15
                                        -----------   -----------     -------------    --------------                 ----------
             GNMA Subtotal                                            39,229,995.74     39,229,995.74                 975,355.12

             Total                        22,201.50    197,996.37     68,870,192.36     68,870,192.36                 975,355.12

